united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

PSI ALL ASSET FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI CALENDAR EFFECTS FUND

ANNUAL REPORT

June 30, 2016

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are pleased to present the annual report for the five Portfolio Strategies, Inc. (PSI) mutual funds for the fiscal year ended June 30, 2016.

Since tracing out an all-time high of 2130.82 in May 2015, the S&P 500 Index has been unable to break through that peak. Trading in a very narrow range, the S&P has penetrated above 2100 eleven times since then, only to fall back below that level each time.

The promise of a successful outcome for the remain vote in Great Britain pushed the market back above the 2100 level near the end of June 2016. With the market at the front door of making new highs, traders once again appeared convinced that a breakout was certain.

But alas, as the expression goes, “the owls are not what they seem.” The stunning vote in favor of the Brexit leave camp sent markets around the world reeling for two days as the reality set in: when it comes to the stock market there is no single truth out there. However, just as soon as you could say “Brexit” two times in a row, the market, at quarter’s end, quickly recovered almost all that it had lost in the two-day Brexit plunge.

While the accompanying steep drop in the Euro and pound sterling may make Donald Trump happy and cotton-haired Floridian retirees cheery when they vacation across the pond, it doesn’t bode well for U.S. multinational corporations. The increase in the dollar relative to the Euro and pound will make U.S. exports more expensive and dampen the profits of U.S. multinational corporations after just recovering somewhat from the long rise of the dollar over the years.

While Brexit provided the most excitement for the quarter, it was the usual boring question of “will she, or won’t she” that kept investor’s guessing. Of course, I’m referring to whether or not Janet Yellen (and the Federal Reserve the (“Fed”)) will finally decide to raise interest rates this year. Even with the surprisingly weak May 2016 employment report, the consensus was the Fed was on target to raise rates soon. After all, wages and consumer spending were growing at a good pace, indicating a buoyant economy. The Fed also believed that these were signs that would lead to putting inflation in their target range. However, unexpected changes in the economic picture due to the fallout from the Brexit vote, along with other factors, may put a damper on any Fed rate increases soon. The Fed held interest rates steady in June and cut the number of rate hikes it expects over the coming years, even though it signaled two rate increases were likely this year. Many investors, however, doubt the Fed will raise rates at all this year.

In fact, U.S. central bank officials say three things are needed before we are likely to see a hike in rates this year. First is a confirmation that economic growth is picking up, second, a sufficient increase in job growth, and third, inflation that moves towards the Fed’s target of 2%. Market sentiment suggests that economic data and jobs growth may not match Fed expectations and inflation is “downright unlikely” to meet the Fed’s target rate this year. This view was reinforced in statements by Federal Reserve Governor Daniel Tarullo who said that there is no need to raise U.S. interest rates until there is convincing evidence inflation is moving towards the Fed’s target of 2% on a sustained basis.

While all this conjecture leads one to look forward to the Fed’s policy for its effect on the stock market, maybe we should look back to decipher the current state of Fed policy and the stock market. The Fed began its de-facto tightening not last December 2015, but in October of 2014. That’s when quantitative easing ended, and may be what has led to the dismal rise of only 4% in the S&P 500 index since then. To say the least, “the owls are not what they seem.”

The S&P 500 index was up 1.9% for the quarter and up 2.46% with dividends reinvested. The tech heavy Nasdaq Composite index did not fare so well, falling -0.56% while its total return index was down -0.23%. The Dow Jones Industrial Average index was up 1.38% with a total return of 2.07%.

At the end of June, the S&P 500 was once again resting on its fulcrum, one point below 2100. Is it awaiting a surge past year-old highs, or will it be same old, same old, with a 12th failed attempt at breaking out? Stay tuned.

3596-NLD-7/29/2016

Here is a brief overview of each Fund:

All Asset Fund: FXMAX

Investment Strategy

The PSI All Asset Fund provides long and inverse exposure to a broad range of asset classes. Holdings can include U.S. market sectors, broad based U.S. and international indices, fixed-income, and commodities.

The Fund uses a two-pronged approach in making investment decisions. First it determines whether the market is in a bullish (risk-on) mode or bearish (risk-off) mode. It does this through the use of intermediate to longer term equity market momentum indicators as well as other indicators based on factors that influence the equity markets. Once the market mode is determined, the Fund then applies shorter term indicators to the various market segments to flag those that are either overbought or oversold. It will take inverse positions in overbought segments and long positions in oversold segments. The sizing of these long/inverse positions is core to the strategy. Long positions in a risk-on environment and inverse positions in a risk-off environment are given full exposures. Long positions in a risk-off environment and inverse positions in a risk-on environment are given much lighter exposures since these would be positioned opposite to the prevailing market tendency. In addition to the dynamic exposure mechanism, there is an additional layer of risk management where it will further reduce all exposures during periods of heightened market volatility.

Up to 100% of the Fund’s assets may be committed to either long, inverse, or money market positions on any given day. The Fund does not have any constraints in the use of leveraged funds which can result in an exposure as high as plus or minus 200%. The Fund may not be suitable for conservative investors. Investors should have a three- to five-year investment time horizon, an investment objective of growth, and be willing to accept short-term volatility in the value of their investment.

Up until the Brexit, the past few quarters have not presented good trading opportunities for the All Asset Fund. The market has behaved in a manner which can be characterized as mostly sideways with sudden selloffs and subsequent spikes back to the top of the range. Over the past 18 months, the SPX has been stuck in an unusually wide range. This type of market action is not typical when compared to historical market patterns and is likely a direct result of the current U.S. and global monetary policies.

This has caused many diverse funds, from mainstream techniques to alternative, to falter or lag in performance, just as PSI All Asset Fund has.

The Fund combines long term trend following and short term mean reversion into a single strategy with the expectation that combining two uncorrelated strategies can provide greater stability over the long term. However, the trend and reversion factors are not a perfect hedge to each other. There are times when both factors underperform, which has been the case this year.

Trend Following: The trend component is an aggregation of five longer term systems that use factors such as momentum, market internals, and economic indicators. This component has not been able to generate good performance for approximately the past 10 months due to the lack of trend in the equity markets.

Mean Reversion: Then we have the mean reversion component which consists of multiple indicators to pick near term overbought or oversold indices, sectors, or assets. This component performed well in 2015, but has had trouble picking good trades so far this year. This can be attributed to an absence of short term reversion (or timely reversion) that typically exists in the various markets the strategy trades.

This lack of typical reversion behavior could be caused by the same factors that are leading to poor performance in the long term trend models ex cessive monetary stimulus and skewed risk aversion/appetite of market participants.

3596-NLD-7/29/2016

In Summary: The Fund has performed close to its benchmark for the trailing one-year period, but has significantly outperformed the benchmark over the last six months. In fact, during the second quarter of 2016, the Fund performed way above all our expectations. The Fund was out of the market during the Brexit meltdown, avoiding the 900 Dow drop. It entered on the close of Monday, June 27, 2016, at the bottom of the market and thereby caught all of the gains the market recovered over the following two days. Here are the stats: over the last seven days of the Brexit crisis the Fund was up 8.03% versus the S&P 500 down 65 basis points. Over the last three months the Fund is up 9.67% compared to the S&P 500, up only 2.46%.

There can be prolonged sideways and drawdown periods in both the trend and reversion models, and they may not always offset each other. But we can also see that both models eventually come out of the drawdowns and get back on the track of profitability. Viewed over the long term, it is clear that both models are picking up on significant and repeatable edges in the market.

The return for the All Asset Fund was -3.41% for the 1-year period ending June 30, 2016, and 2.85% year-to-date as of June 30, 2016. The return for the HFN Long/Short Equity Index (the benchmark PSI uses for the All Asset Fund) was -3.04% for the 1-year period ending June 30, 2016, and -1.87% year-to-date as of June 30, 2016. The return for the S&P 500 Total Return Index is 3.99% for the 1-year period ending June 30, 2016.

Total Return Fund: FXBAX

Investment Strategy

The PSI Total Return Fund seeks to provide conservative growth using primarily fixed-income investments. The Fund attempts to mitigate risk by trying to capture intermediate time-frame movements in U.S. government bonds in both rising and falling markets.

After approval from the Board of Trustees of the Trust at the end of March 2016, PSI changed the strategy within the Total Return Fund from a multiple manager research fund, to a signal strategy fund. Beginning in early May 2016, we began to implement the new high yield research into the Fund. Since that time, the Fund is up 82 basis points, but is slightly lagging its high yield index.

So far in 2016, the markets have seen intraday moves and volume levels not seen in years. For high yield bonds, April continued the strong run that was started in late February. May slowed down, but was still able to post positive gains. With June came volatility and uncertainty, enough so to test our selling triggers. However, a three-day rally to end the quarter conserved our current positions. The biggest news of the quarter was Brexit. The UK’s vote to leave the EU took everyone by surprise, even the markets. The result was a strong, but short, 2-day sell off followed by a sharp recovery. The Fund was fully invested in high yield bonds throughout the quarter.

There is still much uncertainty in the markets. The full effects of Brexit are yet to be felt. The Fed’s decision on interest rate hikes continues to be a guessing game. Plus, it’s an election year. We believe all of these issues will keep a higher-than-normal level of volatility in the financial markets. The good news is that volatility can often give us buying and selling opportunities. We hope to take full advantage of these opportunities as they present themselves.

The Total Return Fund returned 1.69% for the 1-year period ending June 30, 2016, and 3.85% year-to-date as of June 30, 2016. The return for the Barclays U.S. Corporate High Yield Index (the benchmark PSI uses for the Total Return Fund) was 1.62% for the 1-year period ending June 30, 2016, and 9.06% year-to-date as of June 30, 2016. The return for the Barclays Aggregate Bond Index was 6.00% for the 1-year period ending June 30, 2016, and 5.31% year-to-date as of June 30, 2016.

3596-NLD-7/29/2016

Strategic Growth Fund: FXSAX

Investment Strategy

The PSI Strategic Growth Fund seeks to provide growth using mainly equity investments. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

The Strategic Growth Fund has three components: core daily strategy, slower trend following beta play, and a daily hedge signal. The Fund underperformed the S&P 500 for the second quarter of 2016. This comes immediately after a poor showing in the first quarter of 2016. Year-to-date, the Fund is down 6.54% and is trailing the S&P, which is up 3.84%. The quantitative models that govern daily trading decisions have been challenged by choppy and trendless market conditions. While the Fund has a reasonable statistical chance of outperforming in such conditions, this has not been the case over the past six months.

The Fund has produced 54% winning days in 2016 and 46% losing days, which is right about in line with our longer-term expectations. However, there have been a handful of punctuated losses that have skewed results toward the negative.

During the year so far, losing days have produced a return of -45 basis points on average, while winning days have produced a return of +30 basis points, producing a daily difference of -15 basis points. Normally, we expect this daily difference to be in the +5 to +7 basis points range over longer time horizons. In the second quarter, we have witnessed a slight improvement to this daily delta at +1 basis point, but it is still materially below longer-term expectations. Moreover, the batting average came in at 48% winning days in the second quarter, below where we want it to be.

There are two primary factors leading to the poor results. First, the Fund’s 50% allocation to a market phase sleeve, which seeks to provide insurance against calamitous market declines, has been out of sync as the equity markets have repeatedly bounced off channel lows and faded at channel highs. It is slow moving by nature and requires a big market decline to pay off. This portion of the Fund has been in cash for some time. In order to capture returns in the interim, with a small portion of this cash, we have been using short-term market neutral signals. These signals have a high batting average and daily trading frequency. They have been traded for the past two years in other vehicles with very good results. This will also reduce whipsaw risks, yet preserve the downside risk mitigating traits in the Fund.

Second, there have been highly unusual trading behaviors in VIX that have hurt performance in 2016. Most recently and leading up to the Brexit decision, we witnessed a 60% increase in the market price of VIX instruments while the stock market dropped only 2%. Under normal conditions, such moves in VIX would correlate with a 12% market drop. During this time, we were simultaneously short VIX and short the stock market as a hedge trade. We did not experience the downside movement expected from the market during this time. On the heels of the Brexit decision, we have seen the opposite effects, with the VIX dropping dramatically even as the stock market drops. We expect the behavior of VIX to normalize as the specter of Brexit fades.

Our longer-term expectations for the Fund remain intact. We have confidence in our quantitative model’s prospective ability to produce solid absolute returns with little to no correlation with broader stock markets.

The Strategic Growth Fund returned -6.45% for the 1-year period ending June 30, 2016, and -6.45% year-to-date as of June 30, 2016. The return for the HFN Long/Short Equity Index (the benchmark PSI uses for the Strategic Growth Fund) was -3.04% for the 1-year period ending June 30, 2016, and -1.87% year-to-date as of June 30, 2016. The return for the S&P 500 Total Return Index is 3.99% for the 1-year period ending June 30, 2016.

3596-NLD-7/29/2016

Tactical Growth Fund: FXTAX

Investment Strategy

The PSI Tactical Growth Fund provides investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets. Through the first quarter of 2016, Tactical Growth has been a blend of several tactical strategies with the goal of capturing a portion of the equity markets’ gains while remaining flexible enough to move in to hedged positions or money markets when the equity markets are declining. The underlying signals that drive the research are mostly quantitative and are built for long-term success.

Similar to the Total Return Fund discussed above, the Board approved the change of the Tactical Growth Fund to a single manager research fund in March 2016. Our financial advisers prefer to use specific strategies and not invest in funds with multiple strategies. To that end, we are using our All Seasons program that has been our platform since 2004. (The conversion of the Fund to the single strategy did not occur until the end of April 2016.) Since that time, the Fund has outperformed its benchmark over the last two months. The Fund is up 3.49% and the benchmark is up 1.61%.

The Fund program performed admirably, especially during this Brexit period of time. The relative quietness of April and May was more than made up with the volatility in June as the British feared the ramifications of their decision to leave the European Union (first it was bad news, and then almost all of the stock market losses were recouped in a few days). The Fund returns matched those of the S&P 500 Index during the second quarter 2016, albeit with far less volatility. We maintain our larger-than-normal money market position as we believe a defensive posture is still the best way to proceed for the foreseeable future. For the year, the Fund is less than 1% behind the return of the S&P 500, but with a much smoother ride.

Tactical Growth returned -9.20% for the 1-year period ending June 30, 2016, and 2.80% year-to-date as of June 30, 2016. PSI uses a blend of indices (60% S&P 500, 20% Barclays US Aggregate Bond, and 20% Citigroup 3-month T-Bill) for Tactical Growth’s benchmark. The return for the benchmark was 3.85% for the 1-year period ending June 30, 2016, and 3.47% year-to-date as of June 30, 2016. The return for the S&P 500 Total Return Index is 3.99% for the 1-year period ending June 30, 2016.

Calendar Effects Fund: FXCAX

Investment Strategy

The PSI Calendar Effects Fund seeks to identify historically recurring cycles of market gains. These periods are selected for their relationship to long-established patterns in the activity of institutional investors what we call Institutional Pressure (IP) days. These IP days correspond with periods when institutions tend to move large sums of money into the market. Examples of IP days include 401(k) and pension investments, tax periods, seasonal fluctuations, and holidays. By investing only during IP days, the Fund attempts to increase the chances of a positive return while avoiding market volatility during the remainder of the year.

Calendar Effects had another strong quarter and trailing year. The Fund side-stepped most of the volatility during the Brexit event, entering the market after the Dow’s 600 point drop and was able to capture most of the rebound in equities. As a reminder, during the first quarter the Fund’s return was also bolstered by avoiding the market’s drawdown as the Fund remained in cash, but was able to capture a portion of the market’s eventual upside. We are well ahead of the Morningstar benchmarks and, if the volatility and consistent institutional flows continue, we expect this Fund to outperform with less downside volatility for the remainder of 2016.

Calendar Effects returned 12.11% for the 1-year period ending June 30, 2016, and 6.47% year-to-date as of June 30, 2016. The return for the Dow Jones Moderately Conservative US Index (the benchmark PSI uses for the Calendar Effects Fund) was 3.97% for the 1-year period ending June 30, 2016, and 4.85%

3596-NLD-7/29/2016

year-to-date as of June 30, 2016. The return for the S&P 500 Total Return Index is 3.99% for the 1-year period ending June 30, 2016.

We continue to have confidence that over-exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Definitions

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

Barclays U.S. Corporate High Yield Index: The Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Index is a component of the U.S. Universal and Global High Yield Indices. The index was created in 1986.

HFN Long/Short Equity Index: This index includes funds that typically buy equity securities with the expectation they will go up in price and sell short equity securities with the expectation they will decline in price. Funds may either be “net long” or “net short” and may change their net position frequently. The basic belief behind this strategy is that it will allow the fund to profit from both undervalued and overvalued securities and protect capital in many types of market conditions. You cannot invest directly in an index.

Citigroup 3-Month U.S. Treasury Bill Index: The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Dow Jones U.S. Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results,

3596-NLD-7/29/2016

PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2016
PSI All Asset Fund – Class A	(3.41)%	(5.08)%	(3.45)%
PSI All Asset Fund – Class A with load	(8.94)%	(6.21)%	(4.42)%
S&P 500 Total Return Index ***	3.99%	12.10%	14.67%
HFRI Macro: Systematic Diversified Index ****	3.17%	1.62%	2.20	% (1)

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 3.37%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

Portfolio Composition as of June 30, 2016:

% of Net Assets
Exchange Traded Funds	74.2%
Money Market Fund	10.0%
Other Assets less Liabilities, Net	15.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2016
PSI Total Return Fund – Class A	1.69%	(1.07)%	(0.97)%
PSI Total Return Fund – Class A with load	(4.28)%	(2.23)%	(1.97)%
Barclays Aggregate Bond Index***	6.00%	3.76%	3.54%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.50%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index..

Portfolio Composition as of June 30, 2016:

% of Net Assets
Exchange Traded Funds	32.9%
Mutual Funds	50.1%
Money Market Fund	2.8%
Other Assets less Liabilities, Net	14.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2016
PSI Strategic Growth Fund – Class A	(6.45)%	(0.33)%	1.55%
PSI Strategic Growth Fund – Class A with load	(11.81)%	(1.50)%	0.53%
S&P 500 Total Return Index ***	3.99%	12.10%	14.67%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.39%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2016:

% of Net Assets
Exchange Traded Funds	86.1%
Money Market Fund	30.0%
Other Assets less Liabilities, Net	(16.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2016
PSI Tactical Growth Fund – Class A	(9.20)%	(0.21)%	1.47%
PSI Tactical Growth Fund – Class A with load	(14.42)%	(1.38)%	0.44%
S&P 500 Total Return Index ***	3.99%	12.10%	14.67%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.95%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2016:

% of Net Assets
Exchange Traded Funds	78.6%
Mutual Fund	11.1%
Money Market Fund	23.0%
Other Assets less Liabilities, Net	(12.7)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Calendar Effects Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2016
PSI Calendar Effects Fund – Class A	12.11%	N/A	1.74%
PSI Calendar Effects Fund – Class A with load	5.71%	N/A	(0.50)%
S&P 500 Total Return Index ***	3.99%	12.10%	9.21%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 1.94%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2016:

% of Net Assets
Exchange Traded Funds	97.1%
Money Market Fund	0.0%
Other Assets less Liabilities, Net	2.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 74.2%
	BOND FUNDS - 43.6%
35,989	iShares Short Treasury Bond ETF	$3,974,985
39,293	PIMCO Enhanced Short Maturity Active ETF	3,975,273
83,688	SPDR Barclays 1-3 Month T-Bill *	3,824,541
		11,774,799
	LARGE CAP GROWTH - 4.9%
25,014	ProShares Short QQQ *	1,321,490

	SPECIALTY FUNDS - 25.7%
12,342	Powershares QQQ Trust Series 1	1,327,259
183,784	SPDR S&P Bank ETF	5,601,736
		6,928,995

	TOTAL EXCHANGE TRADED FUNDS (Cost - $20,015,734)	20,025,284

	SHORT-TERM INVESTMENTS - 10.0%
	MONEY MARKET FUND - 10.0%
2,705,011	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.43% ** (Cost - $2,705,011)	2,705,011

	TOTAL INVESTMENTS - 84.2% (Cost - $22,720,745)(a)	$22,730,295
	OTHER ASSETS LESS LIABILITIES - NET - 15.8%	4,271,263
	NET ASSETS - 100.0%	$27,001,558

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,887,021 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(156,726)
Net unrealized depreciation:	$(156,726)

See accompanying notes to Financial Statements.

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 32.9%
	BOND FUNDS - 32.9%
13,145	AdvisorShares YieldPro ETF	$311,208
46,270	iShares iBoxx $ High Yield Corporate Bond ETF	3,918,607
108,685	PowerShares Emerging Markets Sovereign Debt Portfolio	3,214,902
106,667	ProShares UltraShort 20+ Year Treasury *	3,380,277
	TOTAL EXCHANGE TRADED FUNDS (Cost - $10,711,549)	10,824,994

	MUTUAL FUNDS - 50.1%
	BOND FUNDS - 50.1%
171,874	Direxion Monthly High Yield Bull 1.2X Fund	3,877,477
152,812	Janus High-Yield Fund	1,248,472
270,856	Metropolitan West High Yield Bond Fund	2,508,131
146,370	PIMCO High Yield Fund	1,248,536
343,218	Putnam High Yield Trust	2,519,223
284,414	Transamerica High Yield Bond	2,500,000
332,625	Western Asset High Yield Fund	2,547,903
	TOTAL MUTUAL FUNDS (Cost - $16,360,000)	16,449,742

	SHORT-TERM INVESTMENTS - 2.8%
	MONEY MARKET FUND - 2.8%
921,863	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.43% ** (Cost - $921,863)	921,863

	TOTAL INVESTMENTS - 85.8% (Cost - $27,993,412)(a)	$28,196,599
	OTHER ASSETS LESS LIABILITIES - NET - 14.2%	4,673,909
	NET ASSETS - 100.0%	$32,870,508

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,051,554 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$163,341
Unrealized depreciation:	(18,296)
Net unrealized appreciation:	$145,045

See accompanying notes to Financial Statements.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 86.1%
	BOND FUNDS - 51.0%
55,235	iShares Short Treasury Bond ETF	$6,100,706
45,994	PIMCO Enhanced Short Maturity Active ETF	4,653,213
101,750	SPDR Barclays 1-3 Month T-Bill *	4,649,975
		15,403,894
	LARGE CAP GROWTH - 35.1%
152,786	ProShares Ultra S&P500 *	6,053,381
254,373	ProShares UltraShort S&P500 *	4,530,383
		10,583,764

	TOTAL EXCHANGE TRADED FUNDS (Cost - $26,204,248)	25,987,658

	SHORT-TERM INVESTMENTS - 30.0%
	MONEY MARKET FUND - 30.0%
9,047,221	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.43% ** (Cost - $9,047,221)	9,047,221

	TOTAL INVESTMENTS - 116.1% (Cost - $35,251,469)(a)	$35,034,879
	OTHER ASSETS LESS LIABILITIES - NET - (16.1)%	(4,866,093)
	NET ASSETS - 100.0%	$30,168,786

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $35,297,580 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(262,701)
Net unrealized depreciation:	$(262,701)

See accompanying notes to Financial Statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 78.6%
	BOND FUNDS - 49.0%
33,752	iShares 20+ Year Treasury Bond ETF	$4,688,153
42,474	iShares iBoxx $ High Yield Corporate Bond ETF	3,597,123
100,930	SPDR Barclays High Yield Bond ETF	3,603,201
		11,888,477
	LARGE CAP GROWTH - 9.8%
110,823	ProShares Short Dow30 *	2,368,287

	SPECIALTY FUNDS - 19.8%
68,274	SPDR S&P Oil & Gas Exploration & Production ETF	2,376,618
88,014	VanEck Vectors Gold Miners ETF	2,437,988
		4,814,606

	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,854,744)	19,071,370

	MUTUAL FUND - 11.1%
229,695	KCM Macro Trends Fund (Cost - $2,738,025)	2,689,726

	SHORT-TERM INVESTMENTS - 23.0%
	MONEY MARKET FUND - 23.0%
5,576,910	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.43% ** (Cost - $5,576,910)	5,576,910

	TOTAL INVESTMENTS - 112.7% (Cost - $27,169,679)(a)	$27,338,006
	OTHER ASSETS LESS LIABILITIES - NET - (12.7)%	(3,084,086)
	NET ASSETS - 100.0%	$24,253,920

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $27,409,939 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$176,250
Unrealized depreciation:	(248,183)
Net unrealized depreciation:	$(71,933)

See accompanying notes to Financial Statements.

PSI Calendar Effects Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 97.1%
	BOND FUNDS - 14.7%
3,551	iShares iBoxx $ Investment Grade Corporate Bond ETF	$435,814
3,743	iShares National Muni Bond ETF	426,477
16,097	SPDR Barclays Short Term Corporate Bond ETF	495,466
17,209	VanEck Vectors AMT-Free Intermediate Municipal Index ETF	427,472
6,135	Vanguard Short-Term Bond ETF	497,303
6,212	Vanguard Short-Term Corporate Bond ETF	502,178
		2,784,710
	MID CAP GROWTH - 49.7%
36,164	Direxion Daily Mid Cap Bull 3X Shares *	888,188
27,950	iShares Russell Mid-Cap Value ETF	2,076,405
16,151	iShares S&P Mid-Cap 400 Value ETF	2,068,136
30,486	ProShares Ultra MidCap 400	2,340,410
23,246	Vanguard Mid-Cap Value ETF	2,070,754
		9,443,893
	SMALL CAP GROWTH - 32.7%
21,207	iShares Russell 2000 Value ETF	2,063,441
17,670	iShares S&P Small-Cap 600 Value ETF	2,064,386
19,661	Vanguard Small-Cap Value ETF	2,071,483
		6,199,310

	TOTAL EXCHANGE TRADED FUNDS (Cost - $17,928,754)	18,427,913

	SHORT-TERM INVESTMENTS - 0.0%
	MONEY MARKET FUND - 0.0%
4,559	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.43% ** (Cost - $4,559)	4,559

	TOTAL INVESTMENTS - 97.1% (Cost - $17,933,313)(a)	$18,432,472
	OTHER ASSETS LESS LIABILITIES - NET - 2.9%	552,908
	NET ASSETS - 100.0%	$18,985,380

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,933,313 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$499,159
Unrealized depreciation:	—
Net unrealized appreciation:	$499,159

See accompanying notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$22,720,745	$27,993,412	$35,251,469	$27,169,679	$17,933,313
At value	$22,730,295	$28,196,599	$35,034,879	$27,338,006	$18,432,472
Receivable for securities sold	36,568,595	4,581,675	13,597,521	18,166,047	955,741
Receivable for Fund shares sold	320,432	112,566	9,828	3,572	1,226
Dividends and interest receivable	1,324	26,151	1,868	708	1,128
Prepaid expenses and other assets	14,672	16,017	16,863	15,538	8,653
TOTAL ASSETS	59,635,318	32,933,008	48,660,959	45,523,871	19,399,220

LIABILITIES
Payable for securities purchased	32,573,341	—	18,372,655	21,203,385	372,415
Payable for Fund shares redeemed	7,682	3,453	34,022	3,337	1,110
Investment advisory fees payable	14,342	18,157	22,945	16,890	10,870
Payable to related parties	7,391	13,493	13,633	15,348	10,100
Distribution (12b-1) fees payable	5,505	5,826	6,367	5,034	3,797
Non 12b-1 shareholder servicing fees payable	8,460	6,991	19,687	7,254	—
Accrued expenses and other liabilities	17,039	14,580	22,864	18,703	15,548
TOTAL LIABILITIES	32,633,760	62,500	18,492,173	21,269,951	413,840
NET ASSETS	$27,001,558	$32,870,508	$30,168,786	$24,253,920	$18,985,380

Net Assets Consist Of:
Paid in capital
($0 par value, unlimited shares authorized)	$35,610,493	$38,501,676	$33,320,461	$25,440,547	$18,409,391
Accumulated undistributed net investment gain (loss)	(151,823)	187,900	(120,281)	(40,215)	—
Accumulated undistributed net realized gain (loss) from security transactions	(8,466,662)	(6,022,255)	(2,814,804)	(1,314,739)	76,830
Net unrealized appreciation (depreciation) of investments	9,550	203,187	(216,590)	168,327	499,159
NET ASSETS	$27,001,558	$32,870,508	$30,168,786	$24,253,920	$18,985,380

Net Asset Value Per Share:
Class A Shares:
Net Assets	$27,001,558	$32,870,508	$30,168,786	$24,253,920	$18,985,380
Shares of beneficial interest outstanding	3,400,276	3,805,964	3,199,369	2,638,583	1,830,116
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$7.94	$8.64	$9.43	$9.19	$10.37
Maximum offering price per share (maximum sales charges of 5.75%)	$8.42	$9.17	$10.00	$9.75	$11.00

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2016

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$144,688	$447,759	$116,247	$189,011	$74,788
Interest	13,745	4,885	13,005	7,049	6,852
TOTAL INVESTMENT INCOME	158,433	452,644	129,252	196,060	81,640
EXPENSES
Investment advisory fees	292,690	140,994	317,625	146,791	192,691
Distribution (12b-1) fees	73,172	39,165	79,406	36,698	48,173
Non 12b-1 shareholder servicing fees	48,183	25,516	48,963	22,019	1,605
Administrative services fees	42,083	42,200	41,571	43,769	15,071
Accounting services fees	25,209	24,122	25,417	22,665	23,215
Registration fees	24,530	22,255	19,439	21,272	35,470
Transfer agent fees	19,286	18,326	18,972	18,790	16,958
Trustees’ fees	12,134	12,965	13,670	13,595	11,056
Legal fees	11,744	10,028	10,179	10,029	8,768
Audit fees	11,300	12,356	22,985	12,185	14,647
Compliance officer fees	7,216	5,200	11,852	4,684	5,712
Printing expenses	5,443	4,888	11,290	5,269	7,167
Custodian fees	4,938	5,028	5,014	5,028	4,857
Other expenses	226	1,520	1,363	953	267
Insurance expense	52	184	138	138	—
TOTAL EXPENSES	578,206	364,747	627,884	363,885	385,657
Less: Fees waived by Advisor	(20,920)	(89,800)	(24,295)	(84,410)	(22,077)
NET EXPENSES	557,286	274,947	603,589	279,475	363,580
NET INVESTMENT INCOME (LOSS)	(398,853)	177,697	(474,337)	(83,415)	(281,940)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(1,105,560)	(422,173)	(1,639,908)	(738,435)	1,624,637
Distributions of realized gains by underlying investment companies	—	7,582	—	10,961	897
Net change in unrealized appreciation (depreciation) on investments	119,992	540,628	(100,865)	(275,519)	986,687
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(985,568)	126,037	(1,740,773)	(1,002,993)	2,612,221
NET INCREASE (DECREASE) IN NET ASSETS	$(1,384,421)	$303,734	$(2,215,110)	$(1,086,408)	$2,330,281

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Total
	Asset Fund		Return Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
FROM OPERATIONS
Net investment income (loss)	$(398,853)	$(121,299)	$177,697	$72,306
Net realized loss from security transactions	(1,105,560)	(678,758)	(422,173)	(1,357,108)
Distributions of realized gains by underlying investment companies	—	50,509	7,582	11,603
Net change in unrealized appreciation (depreciation) on investments	119,992	(401,483)	540,628	(830,812)
Net increase (decrease) in net operations	(1,384,421)	(1,151,031)	303,734	(21,044,011)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(234,345)	(567,753)
Net decrease in net assets from distributions to shareholders	—	—	(234,345)	(567,753)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	47,166,880	2,418,386	35,169,686	4,683,824
Net asset value of shares issued in reinvestment of distributions	—	—	234,178	564,839
Redemption fee proceeds	1,552	336	397	205
Payments for shares redeemed	(29,819,454)	(16,677,743)	(18,647,679)	(19,411,494)
Net increase (decrease) in net assets from shares of beneficial interest	17,348,978	(14,259,021)	16,756,582	(14,162,626)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,964,557	(15,410,052)	16,825,971	(16,834,390)

NET ASSETS
Beginning of Year	11,037,001	26,447,053	16,044,537	32,878,927
End of Year *	$27,001,558	$11,037,001	$32,870,508	$16,044,537
* Includes accumulated/undistributed net investment income (loss) of:	$(151,823)	$(32,970)	$187,900	$67,023

SHARE ACTIVITY
Class A:
Shares Sold	5,934,260	286,590	4,110,520	512,933
Shares Reinvested	—	—	28,012	63,680
Shares Redeemed	(3,876,516)	(1,989,621)	(2,184,222)	(2,141,998)
Net increase (decrease) in shares of beneficial interest outstanding	2,057,744	(1,703,031)	1,954,310	(1,565,385)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
FROM OPERATIONS
Net investment loss	$(474,337)	$(243,190)	$(83,415)	$(7,369)
Net realized gain (loss) from security transactions	(1,639,908)	(323,947)	(738,435)	79,707
Distributions of realized gains by underlying investment companies	—	—	10,961	22,839
Net change in unrealized appreciation (depreciation) on investments	(100,865)	(309,001)	(275,519)	(345,542)
Net decrease in net assets resulting from operations	(2,215,110)	(876,138)	(1,086,408)	(250,365)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(53,839)	(29,817)
From net realized gains	(348,744)	(329,965)	—	(672,436)
Net decrease in net assets from distributions to shareholders	(348,744)	(329,965)	(53,839)	(702,253)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	27,219,832	32,252,234	22,247,310	4,135,196
Net asset value of shares issued in reinvestment of distributions	348,716	329,965	53,699	699,136
Redemption fee proceeds	7,688	6,941	231	751
Payments for shares redeemed	(24,198,533)	(21,509,161)	(9,546,913)	(13,132,252)
Net increase (decrease) in net assets from shares of beneficial interest	3,377,703	11,079,979	12,754,327	(8,297,169)

TOTAL INCREASE (DECREASE) IN NET ASSETS	813,849	9,873,876	11,614,080	(9,249,787)

NET ASSETS
Beginning of Year	29,354,937	19,481,061	12,639,840	21,889,627
End of Year *	$30,168,786	$29,354,937	$24,253,920	$12,639,840
* Includes accumulated net investment loss of:	$(120,281)	$(136,541)	$(40,215)	$(152,190)

SHARE ACTIVITY
Class A:
Shares Sold	2,675,169	3,097,257	2,412,411	402,055
Shares Reinvested	34,289	32,160	5,973	70,265
Shares Redeemed	(2,390,794)	(2,067,937)	(1,022,454)	(1,280,790)
Net increase (decrease) in shares of beneficial interest outstanding	318,664	1,061,480	1,395,930	(808,470)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Calendar Effects Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
FROM OPERATIONS
Net investment loss	$(281,940)	$(287,100)
Net realized gain (loss) from security transactions	1,624,637	(1,030,378)
Distributions of realized gains by underlying investment companies	897	—
Net change in unrealized appreciation (depreciation) on investments	986,687	(783,095)
Net increase (decrease) in net assets resulting from operations	2,330,281	(2,100,573)
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(306,611)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	7,901,198	9,158,168
Net asset value of shares issued in reinvestment	—	305,354
Redemption fee proceeds	1,175	289
Payments for shares redeemed	(13,215,650)	(23,207,933)
Net decrease in net assets from shares of beneficial interest	(5,313,277)	(13,744,122)

TOTAL DECREASE IN NET ASSETS	(2,982,996)	(16,151,306)

NET ASSETS
Beginning of Year	21,968,376	38,119,682
End of Year *	$18,985,380	$21,968,376
* Includes accumulated net investment loss of:	$—	$(162,976)

SHARE ACTIVITY
Class A:
Shares Sold	827,484	919,229
Shares Reinvested	—	29,675
Shares Redeemed	(1,371,136)	(2,333,649)
Net decrease in shares of beneficial interest outstanding	(543,652)	(1,384,745)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Ended

	PSI All Asset Fund

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class A Shares	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, beginning of year	$8.22	$8.68	$8.61	$9.01		$10.44
Activity from investment operations:
Net investment income (loss)(1)	(0.10)	(0.05)	(0.01)	0.01		(0.05)
Net realized and unrealized gain (loss) on investments	(0.18)	(0.41)	0.08	(0.41)		(1.26)
Total from investment operations	(0.28)	(0.46)	0.07	(0.40)		(1.31)
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)
Less distributions from:
Net realized gains	—	—	—	—		(0.12)
Net asset value, end of year	$7.94	$8.22	$8.68	$8.61		$9.01
Total return (3)	(3.41)%	(5.30)%	0.81%	(4.44)%		(12.59)%
Net assets, end of year (000’s)	$27,002	$11,037	$26,447	$39,771		$46,762
Ratio of gross expenses to average net assets (4)	1.98%	2.30%	1.95%	1.83%		1.74%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.84	% (5)	1.90	% (5)
Ratio of net investment income (loss) to average net assets (4)	(1.36)%	(0.65)%	(0.12)%	0.12%		(0.52)%
Portfolio Turnover Rate	7886%	4583%	3987%	4659%		7681%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Ended

	PSI Total Return Fund

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class A Shares	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, beginning of year	$8.66	$9.62	$9.43	$9.83		$9.88
Activity from investment operations:
Net investment income (loss)(1)	0.10	0.03	0.04	0.06		(0.02)
Net realized and unrealized gain (loss) on investments	0.04	(0.78)	0.24	(0.26)		0.04
Total from investment operations	0.14	(0.75)	0.28	(0.20)		0.02
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)
Less distributions from:
Net investment income	(0.16)	(0.21)	—	(0.13)		(0.07)
Net realized gains	—	—	(0.09)	(0.07)		—
Total distributions	(0.16)	(0.21)	(0.09)	(0.20)		(0.07)
Net asset value, end of year	$8.64	$8.66	$9.62	$9.43		$9.83
Total return (3)	1.69%	(7.82)%	3.04%	(2.08)%		0.21%
Net assets, end of year (000’s)	$32,871	$16,045	$32,879	$62,309		$48,748
Ratio of gross expenses to average net assets (4)	2.33%	1.96%	1.75%	1.69%		1.72%
Ratio of net expenses to average net assets (4)	1.75%	1.75%	1.75%	1.66	% (5)	1.75	% (5)
Ratio of net investment income (loss) to average net assets (4)	1.13%	0.30%	0.39%	0.59%		(0.20)%
Portfolio Turnover Rate	1711%	1944%	2108%	1612%		1446%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Ended

	PSI Strategic Growth Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$10.19	$10.71	$10.15	$9.77	$11.02
Activity from investment operations:
Net investment income (loss) (1)	(0.15)	(0.11)	(0.09)	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.50)	(0.28)	0.74	0.64	(0.53)
Total from investment operations	(0.65)	(0.39)	0.65	0.66	(0.51)
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—
Less distributions from:
Net investment income	—	—	(0.01)	(0.19)	(0.06)
Net realized gains	(0.11)	(0.13)	(0.08)	(0.09)	(0.68)
Total distributions	(0.11)	(0.13)	(0.09)	(0.28)	(0.74)
Net asset value, end of year	$9.43	$10.19	$10.71	$10.15	$9.77
Total return (3)	(6.45)%	(3.68)%	6.53%	6.86%	(4.13)%
Net assets, end of year (000’s)	$30,169	$29,355	$19,481	$14,063	$17,132
Ratio of gross expenses to average net assets (4)	1.98%	2.08%	2.45%	2.32%	2.12%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (4)	(1.49)%	(0.93)%	(0.92)%	0.20%	0.17%
Portfolio Turnover Rate	5232%	3517%	4725%	2634%	1277%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Ended

	PSI Tactical Growth Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$10.17	$10.67	$10.47	$9.74	$10.85
Activity from investment operations:
Net investment income (loss) (1)	(0.05)	0.00 (2)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.88)	(0.09)	1.02	0.93	(0.72)
Total from investment operations	(0.94)	(0.09)	0.94	0.84	(0.81)
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.04)	(0.02)	—	—	—
Net realized gains	—	(0.39)	(0.74)	(0.11)	(0.30)
Total distributions	(0.04)	(0.41)	(0.74)	(0.11)	(0.30)
Net asset value, end of year	$9.19	$10.17	$10.67	$10.47	$9.74
Total return (3)	(9.20)%	(0.81)%	9.11%	8.68%	(7.36)%
Net assets, end of year (000’s)	$24,254	$12,640	$21,890	$20,032	$21,235

Ratio of gross expenses to average net assets (4)	2.48%	2.42%	2.08%	2.13%	2.03%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (4)	(0.57)%	(0.04)%	(0.79)%	(0.84)%	(0.87)%
Portfolio Turnover Rate	5609%	5473%	1927%	2105%	1634%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Calendar Effects Fund

	For the	For the		For the
	Year Ended	Year Ended		Period Ended
Class A Shares	June 30, 2016	June 30, 2015		June 30, 2014 (1)

Net asset value, beginning of period	$9.25	$10.14		$10.00
Activity from investment operations:
Net investment loss (2)	(0.14)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	1.26	(0.70)		0.20
Total from investment operations	1.12	(0.79)		0.14
Paid-in-Capital from redemption fees	0.00 (3)	0.00	(3)	0.00	(3)
Less distributions from:
Net realized gains	—	(0.10)		—
Net asset value, end of period	$10.37	$9.25		$10.14
Total return (4)	12.11%	(7.91)%		1.40	% (5)
Net assets, end of period (000’s)	$18,985	$21,968		$38,120
Ratio of gross expenses to average net assets (7)	2.00%	1.61%		2.11	% (6)
Ratio of net expenses to average net assets (7)	1.90%	1.76	% (8)	1.90	% (6)
Ratio of net investment loss to average net assets (7)	(1.47)%	(0.93)%		(0.89	)% (6)
Portfolio Turnover Rate	1762%	1455%		1038	% (5)

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimursed fees from prior periods.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Total Return Fund (“TRF “), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Calendar Effects Fund (“CEF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TRF and CEF are non-diversified. The AAF, SGF and TGF are diversified funds (effective 5/1/16, the Strategic Growth is a de-facto diversified fund). AAF seeks positive absolute returns with less volatility than the S&P 500 Index. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. CEF primarily seeks to reduce equity market exposure while seeking moderate capital appreciation regardless of the direction of the securities markets in general.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investments companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,025,284	$—	$—	$20,025,284
Short-Term Investments	2,705,011	—	—	2,705,011
Total	$22,730,295	$—	$—	$22,730,295

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,824,994	$—	$—	$10,824,994
Mutual Funds	16,449,742	—	—	16,449,742
Short-Term Investments	921,863	—	—	921,863
Total	$28,196,599	$—	$—	$28,196,599

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$25,987,658	$—	$—	$25,987,658
Short-Term Investments	9,047,221	—	—	9,047,221
Total	$35,034,879	$—	$—	$35,034,879

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,071,370	$—	$—	$19,071,370
Mutual Fund	2,689,726	—	—	2,689,726
Short-Term Investments	5,576,910	—	—	5,576,910
Total	$27,338,006	$—	$—	$27,338,006

PSI Calendar Effects Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,427,913	$—	$—	$18,427,913
Short-Term Investments	4,559	—	—	4,559
Total	$18,432,472	$—	$—	$18,432,472

The Funds did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income –  Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2013 through 2015, or expected to be taken in the Funds’ June 30, 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI All Asset Fund	$1,811,591,251	$1,799,435,313
PSI Total Return Fund	257,915,230	244,124,145
PSI Strategic Growth Fund	1,378,123,451	1,378,258,190
PSI Tactical Growth Fund	731,786,697	720,438,752
PSI Calendar Effects Fund	324,190,505	330,036,135

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF, TGF and CEF and 0.90% of TRF’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

During the year ended June 30, 2016, the Advisory fees accrued for the Funds were as follows:

Portfolio	Waiver
PSI All Asset Fund	$292,690
PSI Total Return Fund	140,994
PSI Strategic Growth Fund	317,625
PSI Tactical Growth Fund	146,791
PSI Calendar Effects Fund	192,691

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2016 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Adviser), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF, TGF and CEF; and 1.75% per annum for the TRF.

During the year ended June 30, 2016, the Advisor waived fees for the Funds as follows:

Portfolio	Waiver
PSI All Asset Fund	$20,920
PSI Total Return Fund	89,800
PSI Strategic Growth Fund	24,295
PSI Tactical Growth Fund	84,410
PSI Calendar Effects Fund	22,077

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2016 will expire on June 30 of the following years:

Fund	June 30, 2017	June 30, 2018	June 30, 2019
PSI All Asset Fund	$15,625	$74,900	$20,920
PSI Total Return Fund	—	51,275	89,800
PSI Strategic Growth Fund	70,799	46,838	24,295
PSI Tactical Growth Fund	37,278	90,658	84,410
PSI Calendar Effects Fund	—	—	22,077

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provide that a monthly service fee is calculated by AAF, SGF, TGF, TRF and CEF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2016, AAF, TRF, SGF, TGF and CEF were charged $73,172, $39,165, $79,406, $36,698 and $48,173, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2016, the Distributor received $2,362 and $86 for TRF and CEF respectively in underwriting commissions for sales of Class A shares, of which $362 and $11 was retained by the principal underwriter or other affiliated broker-dealers. AAF, SGF, and TGF did not incur any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”),

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended June 30, 2016, AAF, TRF, SGF, TGF and CEF assessed redemption fees of $1,552, $397, $7,688, $231 and $1,175, respectively.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The PSI Strategic Growth Fund currently seeks to achieve its investment objective by investing a portion of its assets in Morgan Stanley Institutional Liquidity Funds- Prime Portfolio (the “Portfolio”), ticker MPFXX, a registered open-end fund incorporated in the USA. The fund may redeem its investment from the portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio. The Annual report of the Portfolio, along with the report of the independent registered accounting firm is included in the Portfolio’s N-CSR filing dated October 31, 2015 available at www.sec.gov. As of June 30, 2016, the percentage of PSI Strategic Growth Fund’s net assets invested in the Portfolio was 30.0%.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2016, Trust Company of America held 54.78%, 41.89%, 61.82% and 52.00% in AAF, TRF, TGF and CEF respectively, while Ameritrade Inc. held 27.87%, 32.07% and 25.48% in AAF, TRF and CEF respectively, and Matrix Trust Company held 39.44% in SGF, of the voting securities. The Trust has no knowledge as to whether all or any portion of shares owned of record by the Trust Company of America, Ameritrade and Matrix Trust Company are also owned beneficially and, therefore, may be deemed to control the Funds.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2016 was as follows:

	Ordinary
	Income	Total
PSI Total Return Fund	$234,345	$234,345
PSI Strategic Growth Fund	348,744	348,744
PSI Tactical Growth Fund	53,839	53,839

The tax character of Fund distributions for the year ended June 30, 2015 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Total Return Fund	$567,753	$—	$567,753
PSI Strategic Growth Fund	105,818	224,147	329,965
PSI Tactical Growth Fund	452,301	249,952	702,253
PSI Calendar Effects Fund	305,050	1,561	306,611

As of June 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI All Asset Fund	$—	$—	$(151,823)	$(8,300,386)	$(156,726)	$(8,608,935)
PSI Total Return Fund	187,900	—	(154,933)	(5,809,180)	145,045	(5,631,168)
PSI Strategic Growth Fund	—	—	(2,888,974)	—	(262,701)	(3,151,675)
PSI Tactical Growth Fund	—	—	(40,215)	(1,074,479)	(71,933)	(1,186,627)
PSI Calendar Effects Fund	76,830	—	—	—	499,159	575,989

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
PSI All Asset Fund	$151,823
PSI Strategic Growth Fund	120,281
PSI Tactical Growth Fund	40,215

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Losses
PSI Total Return Fund	$154,933
PSI Strategic Growth Fund	2,768,693

At June 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carryforwards utilized in the current year as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI All Asset Fund	$8,113,545	$186,841	$8,300,386	$—
PSI Total Return Fund	4,574,117	1,235,063	5,809,180	—
PSI Strategic Growth Fund	—	—	—	297,949
PSI Tactical Growth Fund	810,952	263,527	1,074,479	—
PSI Calendar Effects Fund	—	—	—	349,782

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, adjustments for partnerships, grantor trusts, and exchange traded notes resulted in reclassification for the year ended June 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (loss)	Gains (Loss)
PSI All Asset Fund	$(280,000)	$280,000	$—
PSI Total Return Fund	—	177,525	(177,525)
PSI Strategic Growth Fund	—	490,597	(490,597)
PSI Tactical Growth Fund	(37,783)	249,229	(211,446)
PSI Calendar Effects Fund	—	444,916	(444,916)

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

9.	NEW ACCOUNTING PRONOUCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Calendar Effects Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Calendar Effects Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Calendar Effects Fund as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 29, 2016

EXPENSE EXAMPLES (Unaudited)

June 30, 2016

As a shareholder of the PSI All Asset Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Calendar Effects Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/16	6/30/16	1/1/16 – 6/30/16	1/1/16 – 6/30/16
PSI All Asset Fund	$1,000.00	$1,028.50	$9.58	1.90%
PSI Total Return Fund	$1,000.00	$1,038.50	$8.87	1.75%
PSI Strategic Growth Fund	$1,000.00	$934.60	$9.14	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,028.00	$9.58	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,064.70	$9.75	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/16	6/30/16	1/1/16 – 6/30/16	1/1/16 – 6/30/16
PSI All Asset Fund	$1,000.00	$1,015.42	$9.52	1.90%
PSI Total Return Fund	$1,000.00	$1,016.16	$8.77	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.42	$9.52	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.42	$9.52	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,015.42	$9.52	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2016

PSI All Asset, PSI Total, PSI Strategic, PSI Tactical and PSI Calendar – Adviser: Portfolio Strategies, Inc.

In connection with the regular meeting held on March 23 & 24, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. and the Trust, with respect to PSI All Asset Fund (“PSI All Asset”), PSI Total Return Fund (“PSI Total”), PSI Strategic Growth Fund (“PSI Strategic”), PSI Tactical Growth Fund (“PSI Tactical”), and PSI Calendar Effects Fund (“PSI Calendar”) (each individually a “Fund” and collectively the “PSI Funds”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1982 and has assets under management of approximately $295 million. They also noted that the adviser offered an array of services, including managed account programs, annuities, pension plans and retirement accounts for a variety of clients. They considered the backgrounds of the key investment personnel and noted that the team had considerable experience with money management, research, marketing and compliance. The Trustees noted a recent personnel change at the adviser. They considered the adviser’s investment process for the PSI Funds, noting that it uses data analysis from several research firms, including technical trends, to determine appropriate investment style and positions for the PSI Funds. They also considered the adviser’s risk management process, noting that the adviser employs a blend of active and tactical allocation, inverse bond positions, mean reversion, and trend and quantitative analysis, and they reasoned that the adviser demonstrated it has implemented a risk management program focused on minimizing volatility and preserving capital. They noted the adviser monitors compliance with the PSI Funds’ investment limitations by reviewing internal position reports alongside administrator and custodian bank reports. They considered the adviser’s broker selection process, noting that the adviser maintains an approved broker list created through a quantitative analysis of historical executions, commissions and broker service. They noted the adviser has a brokerage committee tasked with periodically reviewing the list and the data supporting it. The Trustees considered that the adviser has a veteran investment team with the ability to manage active or tactical investment products focused on low volatility and capital preservation. The Trustees concluded that the adviser, given a full market cycle, has shown the potential to provide quality service to the PSI Funds and their shareholders.

Performance.

PSI All Asset. The Trustees considered the Fund’s objective, and they discussed the Fund’s strategy, noting that the adviser uses market momentum indicators to determine if the overall market is bullish or bearish. They considered the Fund’s 1 star Morningstar rating over the 1-, 3- and 5-year periods, as well as its generally unfavorable Morningstar category ranking and modern portfolio theory statistics. They also considered that the Fund had underperformed its benchmark, Morningstar category, adviser-selected Morningstar category and peer group over all time periods presented. They noted, however, that in late 2015, the adviser begun to manage the Fund pursuant to a new strategy and considered the adviser’s representations regarding the strategy’s historical success. They further noted that since the implementation of the new strategy, the Fund exhibited slightly improved performance. They expressed their appreciation for the adviser’s willingness to modify its approach to the Fund and concluded that a longer time period was required to better assess the Fund’s performance under the new strategy.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2016

PSI Total. The Trustees considered the Fund’s objective, and they discussed the Fund’s current strategy. They considered the Fund’s 1 star Morningstar rating over the 3- and 5-year periods, as well as its unfavorable Morningstar category ranking and modern portfolio theory statistics. They also considered that the Fund had underperformed its benchmark, Morningstar category, adviser-selected Morningstar category and peer group over all time periods presented. They also considered, however, that the adviser anticipated implementing a new high yield strategy, and they considered the supplemental performance data of the new strategy provided by the adviser. They noted that the new strategy showed outperformance of all comparison groups over all time periods presented. After reviewing the supplemental performance data, they concluded that the new strategy had the potential to substantially improve performance and provide a benefit to shareholders.

PSI Strategic. The Trustees evaluated the performance of PSI Strategic. They considered the Fund’s objective and strategy. They noted that the Fund had obtained a 3 star Morningstar rating over the 3-year period. They noted that the Fund had shown significantly improved performance relative to the Morningstar category, having outperformed its Morningstar category over the 1- and 2-year periods. They also noted that the Fund outperformed its adviser-selected Morningstar category and peer group over the 1- and 2-year periods, while experiencing underperformance relative to those comparison groups over the 3- and 5-year periods. They considered that the Fund also underperformed its benchmark over all time periods presented. After further discussion and consideration of the Fund’s improvements in performance, they concluded that the Fund’s performance was not unreasonable.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical, noting its objective and strategy, as well as its 2 star Morningstar rating over the 3- and 5-year periods. They observed the Fund’s generally unfavorable Morningstar percentile ranking and modern portfolio theory statistics. They also observed that the Fund had underperformed its benchmark, Morningstar category, adviser-selected Morningstar category and peer group over all time periods presented. They discussed that, effective April 2016, the adviser planned to change its model from one focused on multiple signals to one focused on a single signal in an effort to improve performance. The Trustees concluded that the adviser should be afforded the opportunity to implement the revised strategy.

PSI Calendar. The Trustees reviewed the Fund’s performance, considered the Fund’s objective, and discussed the nature of the Fund’s calendar theory strategy. They discussed the Fund’s generally unfavorable Morningstar percentile ranking, but also noted that the Fund’s modern portfolio theory statistics showed that the Fund was achieving better return for the downside risk taken. They noted that over the 1- and 2-year periods, the Fund underperformed its benchmark, slightly underperformed its Morningstar category, and outperformed both its adviser-selected Morningstar category and peer group. After further discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

Fees and Expenses.

PSI All Asset. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% is lower than the peer group average, lower than the adviser-selected Morningstar category average, and equal to the Morningstar category average. The Trustees further noted that the Fund’s expense ratio was higher than the averages of all three comparison groups, well within the ranges of the Morningstar category and adviser-selected Morningstar category, and slightly higher than the highest in the peer group. They considered the tactical nature of the strategy, and they also noted that the adviser has an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Total. The Trustees noted the Fund’s advisory fee of 0.90% was higher than the averages of the peer group, Morningstar category and adviser-selected Morningstar category. They also noted that the Fund’s advisory fee was in the ranges of all three comparison groups, tying with the highest in the Morningstar category. They noted the adviser employs an active, tactical strategy. The Trustees further noted that the Fund’s expense ratio is higher than the averages of the peer group, Morningstar category and adviser-selected Morningstar category, but within the ranges of all three comparison groups. The Trustees

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2016

considered the fact that the adviser had put an expense cap in place. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% was lower than the averages of the peer group and adviser-selected Morningstar category. They further noted that the advisory fee was higher than the average of the Morningstar category, but well within its range. They noted the adviser employs an active, tactical strategy with respect to the Fund. The Trustees further noted that the Fund’s expense ratio was higher than the averages of all three comparison groups, well within the ranges of the Morningstar category and adviser-selected Morningstar category, and slightly higher than the highest in the peer group. After discussion, and noting the adviser had put an expense cap in place, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Trustees evaluated the advisory fee of PSI Tactical, noting that the advisory fee of 1.00% was higher than the averages of the peer group, adviser-selected Morningstar category and the Morningstar category, but well within the ranges of all three comparison groups. They considered that the Fund employs a tactical discipline as part of its strategy. The Trustees noted that the Fund’s expense ratio was higher than the averages of the peer group, adviser-selected Morningstar category and the Morningstar category, but well within the ranges of all three comparison groups. The Trustees concluded, after discussion and in consideration of the expense cap in place, that the Fund’s advisory fee was not unreasonable.

PSI Calendar. The Trustees noted the Fund’s advisory fee of 1.00% was marginally higher than the peer group average, lower than the Morningstar category average, and higher than the adviser-selected Morningstar category average. They also noted that the Fund’s advisory fee was well within the ranges of all three comparison groups and that the adviser employed a tactical discipline with respect to the Fund. The Trustees noted that the Fund’s expense ratio was higher than the averages of the peer group, adviser-selected Morningstar category and the Morningstar category, but well within the ranges of all three comparison groups. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would be reached with respect to the management of each Fund. They noted that the adviser had indicated its willingness to discuss the matter of considering breakpoints with the Trustees as each Fund grows, and anticipates realizing economies of scale once each Fund reaches significantly greater assets. The Trustees further noted that based on projected assets of each Fund as reported by the adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for each of the Funds. They noted that the adviser reported that it realized a loss with respect to PSI Tactical, a slight profit with respect to PSI All Asset and PSI Total, and reasonable profits with respect to PSI Strategic and PSI Calendar. Based on the information presented, the Trustees concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/16 – NLFT_v1

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”),

Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-BUY-GNKO.

6/30/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
1724 W Union Avenue, Suite 200
Tacoma, WA 98405

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $62,500

2015 - $60,000

2014 - $58,750

(b)	Audit-Related Fees

2016 – None

2015 - None

2014 - None

(c)	Tax Fees

2016 - $12,500

2015 - $12,500

2014 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015	2014
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $12,500

2015 - $12,500

2014 - $12,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 8/31/16